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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 27, 2005

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                               USURF AMERICA, INC.
               (Exact name of registrant as specified in Charter)


            Nevada                         1-15383               91-2117796
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)


                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)


                                  303-285-5379
                            (Issuer Telephone number)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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      This  Form  8-K and  other  reports  filed  by Usurf  America,  Inc.  (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


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Item 8.01. Other Events.

On April 27, 2005, the Company issued a press release announcing that the Company's newly formed subsidiary, Cardinal Broadband, LLC, executed a memorandum of understanding to acquire the assets and customer list of the Denver based 4DVision. The acquisition transaction is expected to close within thirty days. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The Company organized the new subsidiary, Cardinal Broadband, LLC in the state of Colorado (pursuant to C.R.S. ss.7-80-101 to ss.7-80-1101) to serve as the Company's new bundled communications division.

      Exhibit No.    Description
      -----------    -----------

          99.1       Press Release dated April 27, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Usurf America, Inc.


                                                      By: /s/ David A. Weisman
                                                         -----------------------
                                                         Chief Executive Officer

Date: May 2, 2005


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                                  EXHIBIT INDEX

Exhibit
No.          Description
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99.1         Press Release dated April 27, 2005


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